UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period
from April 26, 2013 to May 28, 2013

Commission File Number of issuing entity: 333-171055-01

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization of issuing entity)	NOT APPLICABLE (I.R.S. Employer Identification No. of issuing entity)

Commission File Number of issuing entity: 333-171055-02

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK (State or other jurisdiction of incorporation or organization of issuing entity)	NOT APPLICABLE (I.R.S. Employer Identification No. of issuing entity)

Commission File Number of sponsor and depositor: 333-171055-03

CITIBANK, N.A.
(Exact name of sponsor and depositor as specified in its charter)

13-5266470 (I.R.S. Employer Identification No.)
c/o CITIBANK, N.A.
701 East 60th Street North,
Mail Code 1251
Sioux Falls, South Dakota	57117
(Address of principal executive	(Zip Code)
offices of issuing entities)

(605) 331-2626
(Telephone number, including area code)
NOT APPLICABLE
(Former name, former address, if changed since last report)

Registered / reporting pursuant to
	Section	Section	Section	Name of exchange
Title of class	12(b)	12(g)	15(d)	(If Section 12(b))
Citiseries, Class A notes			[X]
Citiseries, Class B notes			[X]
Citiseries, Class C notes			[X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  X  No

PART I - DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information.

The information required by Item 1121 of Regulation AB is provided below and in the report attached hereto as Exhibit 99. This report is the monthly report of Citibank Credit Card Issuance Trust containing information regarding the notes of the Citiseries, the Citibank Credit Card Master Trust I's  assets and the collateral certificate for the due period ending May 28, 2013 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.

The issuance trust has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuance trust and Deutsche Bank Trust Company Americas, as trustee. Principal payments on Class B notes of the Citiseries are subordinated to payments on Class A notes of that series, and principal payments on Class C notes of the Citiseries are subordinated to payments on Class A and Class B notes of that series.

The issuance trust's primary asset - and its primary source of funds for the payment of principal of and interest on the notes - is a collateral certificate issued by the master trust to the issuance trust. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

       During the due period ending May 28, 2013 no master trust assets were the subject of a demand to repurchase or replace for breach of the representations and warranties in the underlying transaction agreements. The most recent Form ABS-15G filed by Citibank, N.A. was filed on February 13, 2013 under CIK number 0001541816.

For the definitions or descriptions of certain terms used in the attached report, as well as a description of the allocation and payment priorities and subordination provisions applicable to the notes of the Citiseries, see the Prospectus included in the issuance trust's Registration Statement on Form S-3 (File No. 333-171055-01), as amended or supplemented to the date hereof.

PART II - OTHER INFORMATION

Item 3. Sales of Securities and Use of Proceeds.

On May 6, 2013, the issuance trust issued and sold to Citibank, N.A. a tranche of Notes of the Citiseries entitled Floating Rate Class 2013-B2 Notes of April 2014 (Legal Maturity Date April 2016) in the principal amount of $65,000,000. The sale of the Class 2013-B2 Notes was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

On May 6, 2013, the issuance trust issued and sold to Citibank, N.A. a tranche of Notes of the Citiseries entitled Floating Rate Class 2013-C2 Notes of April 2014 (Legal Maturity Date April 2016) in the principal amount of $817,000,000. The sale of the Class 2013-C2 Notes was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Information about sale(s) of securities by the issuance trust during the period covered by this report has been previously reported in a prospectus filed pursuant to rule 424(b)(2) on May 1, 2013 and forming a part of the issuance trust's Registration Statement on Form S-3 (File No. 333-171055-01), as amended or supplemented to the date hereof.

Item 8. Other Information

Reporting System Enhancements

As previously disclosed, starting with the due period that began on April 26, 2013, system enhancements have provided management with improved financial reporting for the issuance trust, the master trust's assets and the collateral certificate that has impacted the allocation of the total receivable balances between Principal Receivables and Finance Charges Receivables reported on the monthly report attached as Exhibit 99 hereto. The impact of the enhancements has resulted in an increase of approximately $347 million in the amount of total Finance Charge Receivables, and a corresponding decrease in the amount of total Principal Receivables, as compared to such amounts if these system enhancements were not in place. Management continues to implement additional system enhancements with respect to the financial reporting for the issuance trust, the master trust’s assets and the collateral certificate. Consequently, additional impacts to such financial reporting may be identified in the future.

Item 9. Exhibits

Exhibit No.	Description
99	Monthly Report for the Due Period ending May 28, 2013 and the related Payment Dates for the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIBANK, N.A., as Depositor and Managing Beneficiary of Citibank Credit Card Issuance Trust and as Depositor and Servicer of Citibank Credit Card Master Trust I
Date: June 17, 2013	By: /s/ Douglas C. Morrison Douglas C. Morrison Vice President